                                                              Exhibit 10.01.3

                                                               EXECUTION COPY



                    AMENDED AND RESTATED CREDIT AGREEMENT



          AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 6, 1997 among COMMERCIAL CREDIT COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                             W I T N E S S E T H :


          WHEREAS, certain of the parties hereto have heretofore entered into that certain Five-Year Credit Agreement dated as of December 16, 1994, as amended and restated as of June 28, 1996 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend such Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.  Unless otherwise specifically
                      -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

          SECTION 2.  Amendment of Termination Date.  The definition of
                      ------------------------------
"Termination Date" in Section 1.01 of the Agreement is amended to read in its entirety as follows:

          "Termination Date" means May 6, 2002, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

          SECTION 3.  Increase in Commitments.  The aggregate amount of the
                      ------------------------
Commitments is increased to $2,400,000,000. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 7 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided
                                                                    --------
that the provisions of Sections 8.03 and 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

          SECTION 4.  Representations and Warranties.  The Borrower hereby
                      -------------------------------
represents and warrants that as of the date hereof and after giving effect hereto:

          (a)  no Default has occurred and is continuing;

          (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct as though made on and as of this date; and

          (c) since December 31, 1996 there has been no material adverse change in the business, financial position or result of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

          SECTION 5.  Amendment of Pricing Schedule.  The Pricing Schedule is
                      ------------------------------
amended to read in its entirety as set forth in Exhibit I to this Amendment and Restatement.

          SECTION 6.  Governing Law.  This Amendment and Restatement shall be
                      --------------
governed by and construed in accordance with the laws of the State of New York.

          SECTION 7.  Counterparts; Effectiveness.  This Amendment and
                      ----------------------------
Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date when (i) the Agent shall have received duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); (ii) the Agent shall have received a duly executed Note for each of the New Banks (a "New Note"), dated on or before the date of effectiveness hereof and otherwise in compliance with
Section 2.05 of the Agreement; (iii) the Agent shall have received an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit E to the Agreement with reference to the New Notes, this Amendment and Restatement and the Agreement as amended and restated hereby; and (iv) the Agent shall have received all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as amended and restated hereby, the New Notes and any other matters relevant hereto, all in form and substance satisfactory to the Agent.


          IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                            COMMERCIAL CREDIT COMPANY


                                            By:  /s/ Robert Natza
                                                ------------------------------
                                            Title: Treasurer


                                            By:  /s/ Daniel E. Rubenstein
                                                ------------------------------
                                            Title: Assistant Vice President

Commitments


$100,000,000                 MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK


                             By:  /s/ Jerry J. Fall
                                 -----------------------------
                                  Title: Vice President


$70,000,000                  BANK OF AMERICA ILLINOIS


                             By:  /s/ Elizabeth W.F. Bishop
                                 -----------------------------
                                  Title: Vice President


$70,000,000                  BANK OF MONTREAL


                             By:  /s/ Jack Darrow
                                 -----------------------------
                                  Title: Director


$70,000,000                  THE BANK OF NEW YORK


                             By:  /s/ Michael E. Murray
                                 -----------------------------
                                  Title: Assistant Vice President


$70,000,000                  THE BANK OF NOVA SCOTIA


                             By:  /s/ Todd Meller
                                 -----------------------------
                                  Title: Senior Relationship
                                           Manager

$70,000,000                  BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY


                             By:  /s/ J. Beckwith
                                 -----------------------------
                                  Title: Vice President


$70,000,000                  BANKBOSTON N.A.


                             By:  /s/ Paul G. Black, Jr.
                                 -----------------------------
                                  Title: Vice President


$70,000,000                  THE CHASE MANHATTAN BANK


                             By:  /s/ Christine M. Herrick
                                 -----------------------------
                                  Title: Vice President


$70,000,000                  CIBC, INC.


                             By:  /s/ Glenn Pittson
                                 -----------------------------
                                  Title: Managing Director


$70,000,000                  CITIBANK, N.A.


                             By:  /s/ David A. Dodge
                                 -----------------------------
                                  Title: Managing Director
                                         Attorney-in-Fact

$70,000,000                  CORESTATES BANK, N.A.


                             By:  /s/ Kathleen M. Petrelli
                                 -----------------------------
                                  Title: Vice President


$70,000,000                  DEUTSCHE BANK AG
                               NEW YORK AND/OR CAYMAN
                               ISLANDS BRANCHES


                             By:  /s/ Dale F. Oberst
                                 -----------------------------
                                  Title: Associate

                             By:  /s/ Eckhard Osenberg
                                 -----------------------------
                                  Title: Vice President


$70,000,000                  THE FIRST NATIONAL BANK OF
                               CHICAGO


                             By:  /s/ Samuel W. Bridges
                                 -----------------------------
                                  Title: First Vice President


$70,000,000                  FLEET NATIONAL BANK


                             By:  /s/ Kenneth G. Ahrens
                                 -----------------------------
                                  Title: Vice President


$70,000,000                  MELLON BANK, N.A.


                             By:  /s/ Henry J. Voorhees
                                 -----------------------------
                                  Title: First Vice President

$70,000,000                  NATIONSBANK OF TEXAS,N.A.



                             By:  /s/ Betty E. Reed
                                 -----------------------------
                                  Title: Senior Vice President


$70,000,000                  ROYAL BANK OF CANADA


                             By:  /s/ Michelle F. Rutigliano
                                 -----------------------------
                                  Title: Manager


$70,000,000                  THE SAKURA BANK, LIMITED


                             By:  /s/ Yasumasa Kikuchi
                                 -----------------------------
                                  Title: Senior Vice President


$70,000,000                  UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH


                             By:  /s/ Jenni M. Capellen
                                 -----------------------------
                                  Title: Assistant Treasurer

                             By:  /s/ Virginia M. Loebel
                                 -----------------------------
                                  Title: Managing Director


$70,000,000                  WELLS FARGO BANK, N.A.


                             By:  /s/ David B. Hollingsworth
                                 -----------------------------
                                  Title: Vice President

                             By:  /s/ Kathleen Barnes
                                 -----------------------------
                                  Title: Vice President

$50,000,000                  BANQUE NATIONALE DE PARIS


                             By:  /s/ Phil Truesdale
                                 -----------------------------
                                  Title: Vice President

                             By:  /s/ Veronique Marcus
                                 -----------------------------
                                  Title: Assistant Vice President


$50,000,000                  THE FIRST NATIONAL BANK OF
                               MARYLAND


                             By:  /s/ Carol A. Dalton
                                 -----------------------------
                                  Title: Vice President


$50,000,000                  FIRST UNION NATIONAL BANK OF
                               NORTH CAROLINA


                             By:  /s/ Gail M. Golightly
                                 -----------------------------
                                  Title: Senior Vice President


$50,000,000                  NATIONAL AUSTRALIA BANK, NEW
                               YORK BRANCH


                             By:  /s/ Tom Kilfoyle
                                 -----------------------------
                                  Title: Vice President


$40,000,000                  BANK OF HAWAII


                             By:  /s/ Joseph T. Donalson
                                 -----------------------------
                                  Title: Vice President

$40,000,000                  CREDIT SUISSE FIRST BOSTON


                             By:  /s/ Jay Chall
                                 -----------------------------
                                  Title: Director

                             By:  /s/ Andrea Shkane
                                 -----------------------------
                                  Title: Vice President


$40,000,000                  FIRST HAWAIIAN BANK


                             By:  /s/ Scott R. Nahme
                                 -----------------------------
                                  Title: Assistant Vice President


$40,000,000                  KEYBANK, NATIONAL ASSOCIATION


                             By:  /s/ Karen A. Lee
                                 -----------------------------
                                  Title: Vice President


$40,000,000                  THE NORTHERN TRUST COMPANY


                             By:  /s/ Thomas E. Bernhardt
                                 -----------------------------
                                  Title: Vice President


$40,000,000                  PNC BANK, NATIONAL ASSOCIATION


                             By:  /s/ Philip C. Jackson
                                 -----------------------------
                                  Title: Senior Vice President

$40,000,000                  TORONTO DOMINION (NEW YORK), INC.


                             By:  /s/ Jorge Garcia
                                 -----------------------------
                                  Title: Vice President


$40,000,000                  UNITED STATES NATIONAL BANK OF
                               OREGON


                             By:  /s/ Fiza Noordin
                                 -----------------------------
                                  Title: Assistant Vice
                                           President


$35,000,000                  ABN AMRO BANK N.V., NEW YORK
                               BRANCH


                             By:  /s/ Bruce D. Ballentine
                                 -----------------------------
                                  Title: Vice President

                             By:  /s/ David W. Eastep
                                 -----------------------------
                                  Title: Assistant Vice
                                           President


$35,000,000                  BANCA MONTE DEI PASCHI DI
                               SIENA S.P.A.


                             By:  /s/ Serge M. Sondak
                                 -----------------------------
                                  Title: First Vice President
                                           & Deputy General
                                           Manager


                             By:  /s/ Brian R. Landy
                                 -----------------------------
                                  Title: Vice President


$35,000,000                  CREDIT LYONNAIS NEW YORK
                               BRANCH


                             By:  /s/ Sebastian Rocco
                                 -----------------------------
                                  Title: First Vice
                                           President

$35,000,000                  THE DAI-ICHI KANGYO BANK,
                               LTD., NEW YORK BRANCH


                             By:  /s/ Masayoshi Komaki
                                 -----------------------------
                                  Title: Assistant Vice
                                           President


$35,000,000                  THE SUMITOMO BANK, LIMITED


                             By:  /s/ John C. Kissinger
                                 -----------------------------
                                  Title: Joint General Manager


$25,000,000                  AMSOUTH BANK OF ALABAMA


                             By:  /s/ John J. Hooker IV
                                 -----------------------------
                                  Title: Commercial Banking
                                           Officer


$25,000,000                  BANCA POPOLARE DI MILANO


                             By:  /s/ Fulvio Montanari
                                 -----------------------------
                                  Title: First Vice
                                           President

                             By:  /s/ Esperanza Quintero
                                 -----------------------------
                                  Title: Vice President


$25,000,000                  BARNETT BANK, N.A.


                             By:  /s/ Diane L. McLaughlin
                                 -----------------------------
                                  Title: Senior Vice
                                           President

$25,000,000                  THE HUNTINGTON NATIONAL BANK


                             By:  /s/ Leigh S. Connors
                                 -----------------------------
                                  Title: Vice President


$25,000,000                  THE INDUSTRIAL BANK OF JAPAN,
                               LIMITED, NEW YORK BRANCH


                             By:  /s/ Masahiro Ito
                                 -----------------------------
                                  Title: Senior Vice President


$25,000,000                  ISTITUTO BANCARIO SAN PAOLO DI
                               TORINA S.P.A.


                             By:  /s/ Wendell H. Jones
                                 -----------------------------
                                  Title: Vice President

                             By:  /s/ Robert S. Wurster
                                 -----------------------------
                                  Title: First Vice President


$25,000,000                  MERCANTILE SAFE DEPOSIT &
                               TRUST COMPANY


                             By:  /s/ Nicholas C. Richardson
                                 -----------------------------
                                  Title: Assistant Vice
                                           President


$25,000,000                  NATIONAL CITY BANK OF COLUMBUS


                             By:  /s/ Teresa M. Halsell
                                 -----------------------------
                                  Title: Assistant Vice
                                           President

$25,000,000                  THE SANWA BANK, LIMITED
                               NEW YORK BRANCH


                             By:  /s/ Jean-Michel Fatovic
                                 -----------------------------
                                  Title: Vice President


$25,000,000                  WACHOVIA BANK OF GEORGIA, N.A.


                             By:  /s/ Fitzhugh L. Wickham, III
                                 -----------------------------
                                  Title: Vice President



$25,000,000                  WESTDEUTSCHE LANDESBANK
                               GIROZENTRALE, NEW YORK
                               BRANCH


                             By:  /s/ Cynthia M. Niesen
                                 -----------------------------
                                  Title: Managing Director


                             By:  /s/ Patricia Griffin
                                 -----------------------------
                                  Title: Associate


$0                           THE FUJI BANK, LIMITED, NEW
                               YORK BRANCH


                             By:  /s/ Toshiaki Yakura
                                 -----------------------------
                                   Title: Senior Vice President


$0                           NATIONSBANK OF NORTH CAROLINA,
                               N.A.


                             By:  /s/ Betty E. Reid
                                 -----------------------------
                                  Title: Senior Vice President

$0                           SOCIETE GENERALE


                             By:  /s/ Charles D. Fischer, Jr.
                                 -----------------------------
                                  Title: Vice President


$0                           THE TOKAI BANK, LIMITED


                             By:  /s/ Stuart M. Schulman
                                 -----------------------------
                                  Title: Deputy General Manager


$0                           THE YASUDA TRUST & BANKING
                               CO., LTD.


                             By:  /s/ Rohn M. Laudenschlager
                                 -----------------------------
                                  Title: Senior VicePresident

---------------------

Total Commitments

$2,400,000,000
---------------------
---------------------

                             MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK, as Agent


                             By:  /s/ Jerry J. Fall
                                 -----------------------------
                                  Title: Vice President